AGREEMENT AND PLAN OF MERGER

THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of December 16, 2002, between Sun Life Insurance and Annuity Company of New York, a stock insurance company organized under the laws of the State of New York ("SLNY"), and Keyport Benefit Life Insurance Company, a stock insurance company organized under the laws of the State of New York ("KBL").

W I T N E S S E T H:

WHEREAS, SLNY and KBL have determined that it would be in their respective best interests and the best interests of their respective shareholders to effect the transactions contemplated by this Agreement; and

WHEREAS, in furtherance thereof, the respective Boards of Directors and the sole shareholders of each of SLNY and KBL have duly approved the merger of KBL with and into SLNY upon the terms and subject to the conditions of this Agreement (the "Merger");

NOW, THEREFORE, in order to effect the transactions contemplated by this Agreement and in consideration of the premises and the mutual covenants and agreements herein contained, the parties agree as follows:

Section 1. The Merger. (a) Upon the terms and subject to the conditions of this Agreement, at the Effective Time (as defined below) and in accordance with the provisions of this Agreement and the New York Insurance Law (the "NYIL"), KBL shall be merged with and into SLNY in accordance with Article 71 of the NYIL, and the separate existence of KBL shall thereupon cease, and SLNY, which shall be and which is hereinafter sometimes referred to as the "Surviving Company," shall continue its corporate existence under the laws of the State New York under the name "Sun Life Insurance and Annuity Company of New York."

(b) As soon as is practicable after the satisfaction or, if permitted, waiver of the conditions set forth in Section 3 hereof, the parties hereto shall cause the Merger to be consummated by delivering to the office of the clerk of each county in the State of New York in which SLNY and KBL maintain their principal offices a copy of this Agreement with the approval of the Superintendent of Insurance of the State of New York (the "Superintendent") endorsed thereon and such other documents in such form as required by, and executed and acknowledged in accordance with, the relevant provisions of the NYIL. The Merger shall become effective on the later of (i) December 31, 2002 at 5:00 p.m. or (ii) the date on which a copy of this Agreement with the approval of the Superintendent endorsed thereon has been filed with each county clerk's office (as described above) (the "Effective Time").

(c) From and after the Effective Time, the Merger shall have all the effects set forth in the NYIL. Without limiting the generality of the foregoing, and subject thereto, by virtue of the Merger and in accordance with the NYIL, all of the properties, rights, privileges, powers and franchises of SLNY and KBL shall vest in the Surviving Company and all of the debts, liabilities and duties of SLNY and KBL shall become the debts, liabilities and duties of the Surviving Company. All policies of insurance issued by either SLNY or KBL shall, as of the Effective Time, become policies of insurance of the Surviving Company.

    The charter in the form attached hereto as Exhibit A shall be the charter of the Surviving Company from and after the Effective Time until thereafter amended in accordance with the provisions thereof and the NYIL.

    The by-laws in the form attached hereto as Exhibit B shall be the by-laws of the Surviving Company from and after the Effective Time until altered, amended or repealed as provided therein or in the charter of the Surviving Company and the NYIL.

    As of the Effective Time, the Board of Directors and the officers of the Surviving Company shall be the then serving directors and officers of SLNY, to serve until the earlier of the resignation or removal of any such individual or until their respective successors are duly elected and qualified, as the case may be.

Section 2. Disposition of Shares. The manner and basis of converting the shares of stock of SLNY and KBL into shares of stock of the Surviving Company shall be as follows:

(a) Each share of capital stock, par value $1,000 per share, of SLNY that is issued and outstanding immediately prior to the Effective Time shall be converted into one fully paid and nonassessable share of common stock, par value $350 per share, of the Surviving Company ("Surviving Company Capital Stock").

(b) Each share of capital stock, par value $2,000 per share, of KBL ("KBL Capital Stock") that is owned by KBL as treasury stock shall be cancelled and cease to exist, and no stock or other consideration shall be delivered in exchange therefor.

(c) Each share of KBL Capital Stock that is issued and outstanding immediately prior to the Effective Time shall by virtue of the Merger and without any action on the part of the holder thereof, be converted into the right to receive four and one thousandth (4.001) validly issued, fully paid and nonassessable shares of Surviving Company Capital Stock.

(d) As of the Effective Time, all KBL Capital Stock converted pursuant to Section 2(c) hereof shall no longer be outstanding and shall automatically be cancelled and retired and shall cease to exist, and each holder of a certificate or certificates which immediately prior to the Effective Time represented outstanding KBL Capital Stock shall cease to have any rights as shareholder of KBL, except the right to receive shares of Surviving Company Capital Stock (as described in Section 2(c) hereof) for KBL Capital Stock held by such holder.

(e) At the Effective Time (taking into account the shares of Surviving Company Capital Stock to be issued pursuant to Section 2(c) hereof), the total number of issued and outstanding shares of Surviving Company Capital Stock shall be 6,001.

Section 3. Conditions Precedent to Merger. The respective obligations of SLNY and KBL to effect the Merger shall be subject to the satisfaction of the following conditions:

(a) This Agreement shall have been approved and adopted by the affirmative vote representing at least two-thirds of all the shares of SLNY and KBL, respectively, in accordance with the terms of the NYIL and the by-laws of each of SLNY and KBL.

(b) All consents, authorizations, orders and approvals of (or filings or registrations with) any governmental authority including, but not limited to, the Superintendent, required in connection with the execution, delivery and performance of this Agreement shall have been obtained.

(c) All authorizations, consents, waivers and approvals from parties to contracts or other agreements to which SLNY or KBL is a party, or by which either is bound, as may be required to be obtained by them in connection with the performance of this Agreement, the failure to obtain which would prevent or alter the effect of the consummation of the Merger or would be material to the Surviving Company, shall have been obtained.

(d) No court, agency or other authority shall have issued any order, decree or judgment to set aside, restrain, enjoin or prevent the Merger and no statute, rule, regulation, executive order, decree or injunction shall have been enacted, promulgated or enforced by any United States court or governmental authority of competent jurisdiction which prohibits the consummation of the Merger.

(e) No litigation shall be pending which seeks to enjoin, prohibit or in any way restrict the consummation of the Merger, or alter the effect thereof.

Section 4. Further Assurances. From time to time, as and when requested by SLNY, KBL shall execute and deliver or cause to be executed and delivered all such other instruments, and shall take or cause to be taken all such further or other actions, as SLNY may deem necessary or desirable in order to vest in and confirm to the Surviving Company and its successors and assigns, title to and possession of all the properties, rights, privileges, powers and franchises referred to in Section 1(c) hereof and otherwise to carry out the intent and purposes of this Agreement. From time to time, as and when necessary, the Surviving Company shall execute and deliver or cause to be executed and delivered all such other instruments, and shall take or cause to be taken all such further or other actions, as are necessary or desirable in order to assume or otherwise comply with the outstanding debts, liabilities, duties or other obligations of KBL.

Section 5. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

Section 6. No Third Party Beneficiaries. This Agreement is not intended to confer upon any person other than the parties hereto any rights or remedies hereunder.

Section 7. Amendments. At any time before or after the approval and adoption of this Agreement by the respective shareholders of SLNY and KBL, respectively, but prior to the Effective Time, this Agreement may be amended in matters of form or substance, or supplemented by additional agreements, articles or certificates, to the extent permitted by the NYIL, as may be determined in the judgment of the Boards of Directors of SLNY and KBL to be necessary, desirable or expedient to clarify the intention of the parties hereto or to effect or facilitate the filing, recording or official approval of this Agreement and the consummation hereof and the Merger provided for herein, in accordance with the purpose and intent of this Agreement.

Section 8. Termination and Abandonment. At any time prior to the Effective Time, the Boards of Directors of SLNY and KBL may cause the Merger and the transactions contemplated by this Agreement to be abandoned or delayed if such Boards determine that such abandonment or delay would be in the best interests of SLNY and KBL and their respective shareholders. In the event of the termination and abandonment of this Agreement and the Merger pursuant to the preceding sentence, this Agreement shall become void and have no effect, without any liability on the part of either of SLNY or KBL or their shareholders, directors or officers in respect thereof.

Section 9. No Compensation In Connection With Merger. No director or officer of either SLNY or KBL or any parent corporation or subsidiary corporation shall receive any fee, commission, compensation or other valuable consideration (other than regular salary or other compensation earned in carrying out his or her normal duties) directly or indirectly for aiding, promoting or assisting in the Merger.

Section 10. Interpretation; Descriptive Headings. (a) For purposes of this Agreement, the words "hereof," "herein," "hereby" and other words of similar import refer to this Agreement as a whole unless otherwise indicated. Whenever the singular is used herein, the same shall include the plural, and whenever the plural is used herein, the same shall include the singular, where appropriate.

    The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or affect the meaning or interpretation of this Agreement.

Section 11. Counterparts. This Agreement may be executed by the parties thereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

Section 12. Expenses. In the event that the Merger is not effectuated, each of SLNY or KBL shall be responsible for all expenses in respect of this Agreement incurred by or attributable to it.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.
SUN LIFE INSURANCE AND ANNUITY
COMPANY OF NEW YORK

By: _____________________________
Name: James A. McNulty, III
Title: President

ATTEST:

By: ____________________________	(Corporate Seal)
Name: Ellen B. King
Title: Secretary

KEYPORT BENEFIT LIFE INSURANCE COMPANY

By: _____________________________
Name: James A. McNulty, III
Title: President

ATTEST:

By: ____________________________	(Corporate Seal)
Name: Ellen B. King
Title: Secretary

EXHIBIT A

CHARTER

OF

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

ARTICLE I

The name of the Corporation shall be "Sun Life Insurance and Annuity Company of New York."

ARTICLE II

The principal office of the Corporation shall be located in the City, County and State of New York.

ARTICLE III

The Corporation is formed for the following purposes:

(1) To transact the following kinds of insurance business as defined in Paragraphs 1, 2 and 3 of subsection (a) of Section 1113 of the Insurance Law of the State of New York:

1. As authorized by paragraph (1) of Section 1113(a) of the Insurance Law of the State of New York, "life insurance," meaning every insurance upon the lives of human beings, and every insurance appertaining thereto, including the granting of endowment benefits, additional benefits in the event of death by accident, additional benefits to safeguard the contract from lapse, accelerated payments of part or all of the death benefit or a special surrender value upon (A) diagnosis of terminal illness defined as a life expectancy of twelve months or less, or (B) diagnosis of a medical condition requiring extraordinary medical care or treatment regardless of life expectancy, (C) certification by a licensed health care practitioner of any condition which requires continuous care for the remainder of the insured's life in an eligible facility or at home when the insured is chronically ill as defined by Section 7702(B) of the Internal Revenue Code and regulations thereunder, provided, the accelerated payments qualify under Section 101(g)(3) of the Internal Revenue Code and all the applicable sections of federal law in order to maintain favorable tax treatment or (D) certification by a licensed health care practitioner that the insured is chronically ill as defined by Section 7702(B) of the Internal Revenue Code and regulations thereunder, provided the accelerated payments qualify under Section 101(g)(3) of the Internal Revenue Code and all other applicable sections of federal law in order to maintain favorable tax treatment and the insurer that issues such policy is a qualified long term care insurance carrier under Section 4980c of the Internal Revenue Code, or provide a special surrender value, upon total and permanent disability of the insured, and optional modes of settlement of proceeds. "Life insurance" also includes additional benefits to safeguard the contract against lapse in the event of unemployment of the insured. Amounts paid the insurer for life insurance and proceeds applied under optional modes of settlement or under dividend options may be allocated by the insurer to one or more separate accounts pursuant to section four thousand two hundred forty of the Insurance Law of the State of New York;

2. As authorized by paragraph (2) of Section 1113(a) of the Insurance Law of the State of New York, "annuities," meaning all agreements to make periodical payments for a period certain or where the making or continuance of all or some of a series of such payments, or the amount of any such payment, depends upon the continuance of human life, except payments made under the authority of paragraph (1) above. Amounts paid the insurer to provide annuities and proceeds applied under optional modes of settlement or under dividend options may be allocated by the insurer to one or more separate accounts pursuant to section four thousand two hundred forty of the Insurance Law of the State of New York;

3. As authorized by paragraph (3) of Section 1113(a) of the Insurance Law of the State of New York, "accident and health insurance," meaning (i) insurance against death or personal injury by accident or by any specified kind or kinds of accident and insurance against sickness, ailment or bodily injury, including insurance providing disability benefits pursuant to article nine of the Workers' Compensation Law of the State of New York, except as specified in item (ii) hereof; and (ii) non-cancellable disability insurance, meaning insurance against disability resulting from sickness, ailment or bodily injury (but excluding insurance solely against accidental injury) under any contract which does not give the insurer the option to cancel or otherwise terminate the contract at or after one year from its effective date or renewal date.

(2) To do such other business as a stock life insurance company now is or hereafter may be permitted to do under the Insurance Law of the State of New York and for which the Corporation shall have the required capital and surplus.

ARTICLE IV

The amount of the capital shall be Two Million One Hundred Thousand Three Hundred And Fifty Dollars ($2,100,350) to consist of six thousand and one (6,001) shares of Capital Stock of the par value of Three Hundred And Fifty Dollars ($350) each.

ARTICLE V

A Board of no fewer than thirteen nor more than twenty-five Directors shall exercise the corporate powers. In no case shall the number of Directors be less than thirteen. The number of Directors shall be determined from time to time by a majority vote of the Shareholders.

ARTICLE VI

Section 1. The Directors shall be elected by the Shareholders, as prescribed by the laws of the State of New York or by by-laws not inconsistent with this charter or the laws of the State of New York. An election of Directors shall be held annually at the annual meeting of the Shareholders, which shall be held on the first Thursday in February of each year, or if such day is a holiday, on the next succeeding business day. The Shareholders by a majority vote at a meeting may remove any Directors with or without cause. Any Director may be removed by the Board of Directors for cause, at any time, or whenever such action is required by the Superintendent of Insurance of the State of New York.

Section 2. Whenever any vacancy or vacancies shall occur in the Board of Directors, a majority of the remaining members of the Board, at a meeting called for that purpose, or at any regular meeting, shall elect a Director or Directors to fill the vacancy or vacancies thus occasioned and each Director so elected shall serve until his or her successor is selected and is qualified. If, because of any vacancy or vacancies in the Board of Directors, the number of Directors shall be less than thirteen, the Corporation shall not for that reason be dissolved, but every Director shall continue to hold office and discharge his or her duties until his or her successor shall have been elected and qualified.

Section 3. Vacancies in any office may be filled for the remainder of the term in which the same shall occur by a majority vote of the Board of Directors. If there should be no remaining Directors, vacancies shall be filled by the Shareholders.

Section 4. At all times, the majority of Directors shall be citizens and residents of the United States and no fewer than three thereof shall be residents of the State of New York. No Director shall be less than eighteen years of age. At least one-third of the Directors shall be persons who are not officers or employees of the Corporation or of any entity controlling, controlled by, or under common control with the Corporation and who are not beneficial owners of a controlling interest in the voting stock of the Corporation or any such entity ("Outside Directors"). Directors need not be Shareholders.

ARTICLE VII

Section 1. The officers of the Corporation shall be a President, a Secretary and a Treasurer, and any other officer or officers as may be elected by the Board of Directors, as prescribed by by-laws not inconsistent with this Charter or the laws of the State of New York. Each Officer shall be elected annually by the Board of Directors at its first regular meeting following the annual meeting of Shareholders and shall hold office for a period of one year or until his or her successor shall be elected and qualified.

Section 2. In the event a vacancy occurs in the office of President, Secretary or Treasurer, the Board of Directors shall, at the earliest practicable date, elect a successor who shall hold office for the unexpired term of his or her predecessor. Any vacancy in any other office may be filled for the unexpired portion of the term by the Board of Directors at any regular or special meeting.

Section 3. Any officer may be removed at any time by the affirmative vote of not less than a majority of the entire Board of Directors.

Section 4. Except for the offices of President and Secretary, any number of offices may be held by the same person.

Section 5. The duties of the officers shall be those customarily pertaining to their respective offices or positions, elective or appointive, together with such other duties as may be prescribed by law or assigned by the Board of Directors.

ARTICLE VIII

Notwithstanding any other provision of this Charter, the Corporation may:

(a) with respect to any separate account registered with the Securities and Exchange Commission as a unit investment trust, exercise voting rights in connection with any securities of a regulated investment company registered under the Investment Company Act of 1940 and held in such separate account in accordance with instructions from persons having interests in such account ratably as determined by the Corporation;

(b) with respect to any separate account registered with the Securities and Exchange Commission as a management investment company, establish for such account a committee, board, or other body, the members of which may or may not be otherwise affiliated with the Corporation and may be elected to such a membership by the vote of persons having interests in such account ratably as determined by the Corporation; such committee, board or other body, may have the power, exercisable alone or in conjunction with others, to manage such separate account and the investment of its assets and to make such other provisions in respect of any such separate account as may be deemed appropriate to facilitate compliance with any Federal or State law now or hereafter in effect, subject, however, to any required approvals of regulatory agencies; and

(c) to the extent that the Corporation deems it necessary or desirable in order to comply with any applicable regulatory requirements, provide for persons having an interest in any separate account other voting and special rights and procedures for the conduct of the business of such account, including, without limitation, rights and procedures relating to investment policies, investment advisory and management services, selection of certified public accountants and other matters affecting the administration of such separate account.

ARTICLE IX

Alterations, amendments or restatements of this Charter may be made upon the approval of a majority of the entire Board of Directors and upon the consent of the holders of two-thirds of the outstanding shares of the Corporation. No such alteration, amendment or restatement shall be effective, however, unless its adoption and consent have been made in compliance with applicable provisions of the New York Insurance Law.

ARTICLE X

The duration of the corporate existence of the Corporation shall be perpetual.

EXHIBIT B

BY-LAWS

OF

SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK

ARTICLE I

Meetings of Shareholders

Section 1.1 Annual Meetings. An annual meeting of shareholders shall be held for the election of directors and for the transaction of such other business as may come before such meeting on the first Thursday in February of each year, or if such day is a holiday, on the next succeeding business day. If a sufficient number of Directors to conduct the business of the Company is not elected within one month of the date designated above for the election of such Directors at the Annual Meeting, the Directors shall call a special meeting of the shareholders for the purpose of electing Directors. If such special meeting of the shareholders is not called by the Directors within two weeks after the expiration of such period or if such special meeting is called but there is a failure to elect such Directors for a period of two months after the expiration of such period, the holders of ten percent of the votes of the shares entitled to vote in an election of Directors may, in writing, demand the call of a special meeting for the election of Directors specifying the date and month thereof, which shall not be less than sixty nor more than ninety days from the date of such written demand. The Secretary of the Company upon receiving the written demand shall promptly give notice of such meeting, or if he fails to do so within five business days thereafter, any shareholder signing such demand may give such notice. At any such meeting called on demand of shareholders, notwithstanding Section 1.5, the shareholders attending, in person or by proxy, and entitled to vote in an election of Directors, shall constitute a quorum for the purpose of electing Directors, but not for the transaction of any other business.

Section 1.2 Special Meetings. Special meetings of shareholders for any purpose or purposes, unless otherwise prescribed by law or by the Charter, may be called at such date, time and place, either within or without the State of New York by the Chairman, the Vice Chairman, the President or the Board of Directors and shall be called by the Secretary upon the written request, stating the purpose of the meeting, of shareholders who together own of record 10% of the outstanding stock entitled to vote at such meeting. Business transacted at any special meeting of shareholders shall be limited to the purposes stated in the notice of the meeting.

Section 1.3 Notice of Meetings. Written notice of annual or special meetings stating the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called shall be given not less than ten nor more than fifty days before the date of the meeting to each shareholder entitled to vote at such meeting.

Section 1.4 Adjournments. Any annual or special meeting of shareholders may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. Any business which might have been transacted at the original meeting may be transacted at the adjourned meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder of record entitled to vote at the meeting.

Section 1.5 Quorum. Except where otherwise provided by law or the Charter or these by-laws, the holders of a majority of the outstanding shares entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum at each meeting of shareholders. In the absence of a quorum the shareholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided by Section 1.4 of these by-laws until a quorum shall be present.

Section 1.6 Organization. Meetings of shareholders shall be presided over by the Chairman, or in his or her absence by the Vice Chairman, or in his or her absence by the President, or in his or her absence by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or, in the absence of such designation, by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence, the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 1.7 Voting; Proxies; Vote Required by Action. Unless otherwise provided in the Charter, each shareholder entitled to vote at any meeting of shareholders shall be entitled to one vote upon the matter in question for each share of stock having voting power held by such shareholder. Each shareholder entitled to vote at a meeting of shareholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such shareholder by proxy, but no such proxy shall be voted or acted upon after eleven months from its date unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it (1) states that it is irrevocable and (2) is coupled with an interest sufficient in law to support an irrevocable power. A shareholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date. Voting at meetings of shareholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of shareholders for the election of directors, a plurality of the votes cast shall be sufficient to elect. All other elections and questions shall, unless otherwise provided by law or the Charter or these by-laws, be decided by the vote of the holders of a majority of the outstanding shares entitled to vote thereon present in person or represented by proxy at the meeting.

Section 1.8 Fixing Date for Determination of Shareholders of Record. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or to receive payment of any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than fifty nor less than ten days before the date of such meeting, nor more than fifty days prior to the taking of any other action. If no record date is fixed: (1) the record date for determining shareholders entitled to notice of or to vote at a meeting of shareholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day on which the meeting is held; (2) the record date for determining shareholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent is expressed; and (3) the record date for determining shareholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

Section 1.9 List of Shareholders Entitled to Vote. The Secretary shall prepare and make, at least ten days before every meeting of shareholders, a complete list of the shareholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each shareholder and the number of shares registered in the name of each shareholder. Such list shall be open to the examination of any shareholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any shareholder who is present. Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, such directors shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to shareholders entitled to examine the stock ledger, the list of shareholders or the books of the Corporation, or to vote in person or by proxy at any meeting of shareholders.

Section 1.10 Consent of Shareholders in Lieu of Meeting. Any action required by law to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of such shareholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of all outstanding stock.

Article II

Board of Directors

Section 2.1 Number and Qualifications of Directors. The Board of Directors shall consist of a minimum of thirteen members and a maximum of twenty-five members. At all times, the majority of directors shall be citizens and residents of the United States and no fewer than three thereof shall be residents of the State of New York. No Director shall be less than eighteen years of age. At least one-third of the Directors shall be persons who are not officers or employees of the Corporation or of any entity controlling, controlled by, or under common control with the Corporation and who are not beneficial owners of a controlling interest in the voting stock of the Corporation or any such entity ("Outside Directors"). Subject to such transition rules as may be adopted by the Board of Directors, except for any person who is an employee of the Corporation or its affiliates, no person shall be eligible to stand for election or re-election as a director of the Corporation if that person has reached the age of 70 years at the time of the election or re-election. Directors need not be shareholders.

Section 2.2 Filing of Notice of Election of Directors. No election of directors shall be valid unless a copy of the Notice of Election of Directors shall have been filed in the office of the Superintendent of Insurance of the State of New York at least ten days before the date of such election. Whenever any of the directors of the Corporation shall have resigned and successors shall have been elected pursuant to the provisions of these by-laws, such successors shall not take office nor exercise the duties of such office until ten days after written notice of their election shall have been filed in the office of the Superintendent of Insurance of the State of New York.

Section 2.3 Election; Resignation; Removal; Vacancies. At each annual meeting of shareholders, the shareholders shall elect directors to hold office until the next succeeding annual meeting or until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any director may resign at any time upon written notice to the Corporation. The shareholders by a majority vote at a meeting may remove any director with or without cause. Any director may be removed by the Board of Directors for cause, at any time, or whenever such action is required by the Superintendent of Insurance of the State of New York. Any vacancy occurring in the Board of Directors may be filled by a majority of the remaining members of the Board of Directors although such majority is less than a quorum or by a plurality of the votes cast at a meeting of shareholders. Each director so elected shall hold office until the next succeeding annual meeting of shareholders or until his or her successor is elected and qualified or until his or her earlier resignation or removal. If there should be no remaining directors, vacancies shall be filled by the shareholders.

Section 2.4 Powers of Directors. The business and affairs of the Corporation shall be managed by its Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Charter of the Corporation or by these by-laws directed or required to be exercised or done by the shareholders, including, without limitation, the creation of one or more separate accounts and adoption of rules and regulations providing for the operation and management of any such separate account by a board, committee or other body selected and authorized by such rules and regulations and the provisions of the Charter of the Corporation.

Section 2.5 Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and such place within or without the State of New York as the Board of Directors may from time to time determine.

Section 2.6 Special Meetings. Special meetings of the Board of Directors may be called at such time and such place within or without the State of New York by the Chairman, the Vice Chairman, the President, the Secretary or by one-third of the members of the Board of Directors. Reasonable notice of the meeting shall be given by the person or persons calling the meeting.

Section 2.7 Quorum; Vote Required for Action. At all meetings of the Board of Directors a majority of the entire Board shall constitute a quorum for the transaction of business; provided that at least one Outside Director must be included in any quorum for the transaction of business at any meeting of the Board. Except where otherwise provided by law, the Charter or these by-laws, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

Section 2.8 Organization. Meetings of the Board of Directors shall be presided over by the Chairman, or in his or her absence by the Vice Chairman, or in his or her absence by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.9 Action Without a Meeting. Unless otherwise restricted by the Charter or these by-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or all regular members of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

Section 2.10 Audit/Nominating Committee. The Board of Directors shall establish one committee comprised solely of Outside Directors and shall designate a Chairman thereof. Such committee shall consist of at least five members and shall have responsibility for recommending the selection of independent certified public accountants, reviewing the Corporation's financial condition, the scope and results of the independent audit and any internal audit, nominating candidates for director for election by shareholders, and evaluating the performance of officers deemed to be principal officers of the Corporation, recommending to the Board of Directors the selection and compensation of such principal officers and recommending to the Board of Directors any plan to issue options to the Corporation's officers and directors for the purchase of shares of stock, pursuant to Section 1207 of the New York Insurance Law. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified regular member at any meeting of the committee. In the event a vacancy occurs in the membership of a committee between meetings of the Board of Directors, the Chairman is authorized and empowered to appoint a member of the Board of Directors as a successor member of the committee to serve until the next regular or special meeting of the Board of Directors.

Section 2.11 Committees. The Board of Directors may by resolution passed by a majority of the whole Board, designate one or more additional committees, each committee to consist of five or more of the directors of the Corporation. The Board of Directors shall designate a Chairman of each such committee. Not less than one-third of the members of each such committee shall be Outside Directors. Action shall be taken by a majority vote of members present. A majority of the members of any such committee shall constitute a quorum of such committee, provided that such quorum contains one or more directors who are Outside Directors. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified regular member at any meeting of the committee. In the event a vacancy occurs in the membership of a committee between meetings of the Board of Directors, the Chairman is authorized and empowered to appoint a member of the Board of Directors as a successor member of the committee to serve until the next regular or special meeting of the Board of Directors. Any such committee, to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority to exercise any authority prohibited by Section 712 of the New York Business Corporation Law or other applicable statute.

Section 2.12 Committee Rules. Except as these by-laws or the Board of Directors otherwise provides, each committee designated by the Board may make, alter and repeal rules for the conduct of its business. In the absence of such rules, each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to Article II of these by-laws. Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors.

Section 2.13 Compensation. The compensation of the members of the Board of Directors shall be authorized by the holders of a majority of the outstanding stock. The directors may be paid their expenses, if any, of attendance at each meeting of the board of directors and may be paid a fixed sum for attendance at each meeting of the board of directors, a stated salary as director or a combination thereof. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

ARTICLE III

Officers

Section 3.1 Executive Officers; Election; Qualifications; Term of Office; Resignation; Removal; Vacancies. The Board of Directors shall choose a President, a Secretary and a Treasurer and such other officers as it shall deem necessary. Each such officer shall hold office until the first meeting of the Board of Directors after the annual meeting of shareholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Corporation. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. Except for the offices of President and Secretary any number of offices may be held by the same person. Any vacancy occurring in any office of the Corporation may be filled by the Board of Directors.

Section 3.2 Compensation. The remuneration of all officers of the Corporation shall be fixed by the Board of Directors.

Section 3.3 Chairman. The Board of Directors may choose a Chairman from among its members. The Chairman shall preside at all meetings of the Board of Directors and of the shareholders and shall have and may exercise such other powers as the Board of Directors may prescribe from time to time.

Section 3.4 Vice Chairman. The Board of Directors may choose a Vice Chairman from among its members. In the absence of the Chairman, the Vice Chairman shall preside at all meetings of the Board of Directors and of the shareholders and shall have and may exercise such other powers as the Board of Directors may prescribe from time to time.

Section 3.5 President. In the absence of the Chairman and Vice Chairman, the President shall preside at all meetings of the Board of Directors and of the shareholders and shall be the chief executive officer and shall have general charge and supervision of the business of the Corporation. The President shall perform all duties incident to the office of president of a corporation and shall have and may exercise such other powers as the Board of Directors may prescribe from time to time.

Section 3.6 Vice President. The Vice President or Vice Presidents, at the request of the President or in his or her absence or during his or her inability to act, shall perform the duties and exercise the functions of the President, and when so acting shall have the powers of the President. If there be more than one Vice President, the Board of Directors may give any of them such further designation as it considers desirable and may determine which one or more of the Vice Presidents shall perform any of such duties or exercise any of such functions; or if such determination is not made by the Board of Directors, the President may make such determination; otherwise any of the Vice Presidents may perform any of such duties or exercise any of such functions. The Vice President or Vice Presidents shall have such other powers and perform such other duties as may be assigned by the Board of Directors or the President.

Section 3.7 Secretary. The Secretary shall record all proceedings of meetings of the shareholders and Board of Directors and any standing committees thereof in a book to be kept for that purpose. The Secretary shall see that all notices are duly given in accordance with the provisions of these by-laws or as required by law, shall be custodian of the records of the Corporation, and the corporate seal, and shall see that the corporate seal is affixed to all documents the execution of which, on behalf of the Corporation, under its seal, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may be assigned by the Board of Directors or the President.

Section 3.8 Treasurer. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation, and shall deposit or cause to be deposited, in the name of the Corporation, all monies or other valuable effects in such banks, trust companies or other depositories as shall from time to time be selected by or under authority of the Board of Directors; if required by the Board of Directors, he or she shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board of Directors may determine; he or she shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation and shall render to the President and to the Board of Directors, whenever requested, an account of the financial condition of the Corporation; and in general he or she shall perform all the duties incident to the office of treasurer of a corporation, and such other duties as may be assigned by the Board of Directors or the President and as may be provided by laws.

Section 3.9 Other Officers. The Board of Directors may from time to time appoint such other officers as it shall deem necessary and may delegate to them such powers and duties as it may deem desirable.

ARTICLE IV

Stock

Section 4.1 Certificates; Facsimile Signatures. Every holder of stock in the Corporation shall be entitled to have a certificate signed by, or in the name of the Corporation by the President and the Treasurer or the Secretary of the Corporation, certifying the number of shares owned by him or her in the Corporation. The signatures of the officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar other than the Corporation or its employee. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent, or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if he or she were such officer, transfer agent, or registrar at the date of issue.

Section 4.2 Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates. The Corporation may issue a new certificate of stock in the place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate or such owner's legal representative, to advertise the same in such manner as it shall require and/or to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

Section 4.3 Transfer of Stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer and in accordance with all applicable provisions of law, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books.

Section 4.4 Registered Shareholders. The Corporation shall be entitled to treat the record holder of any shares of the Corporation as the owner thereof for all purposes, including all rights deriving from such shares, and shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares, on the part of any other person, whether or not the Corporation shall have either actual or constructive notice thereof.

ARTICLE V

Miscellaneous

Section 5.1 Fiscal Year. The fiscal year of the Corporation shall be the calendar year.

Section 5.2 Seal. The corporate seal shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

Section 5.3 Manner of Giving Notice. Whenever notice is required to be given to any director or shareholder under the provisions of the law, the Charter or these by-laws, it shall not be construed to mean personal notice, but such notice may be given in writing, by mail, addressed to such director or shareholder at his or her address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given when deposited in the United States mail. Notice may also be given by telephone or telegram.

Section 5.4 Waiver of Notice of Meetings of Shareholders, Directors and Committees. Whenever any notice is required to be given under the provisions of the law, the Charter or these by-laws, a written waiver of notice, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of the shareholders, directors or members of a committee of the Board of Directors need be specified in any written waiver of notice.

Section 5.5 Telephonic Meetings Permitted. The Board of Directors, or any committee designated by the Board, may meet by means of conference telephone or similar communications equipment whereby all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

Section 5.6 Indemnification of Directors, Officers and Employees. The Corporation may by action of the Board of Directors indemnify to the full extent and in the manner authorized by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he or she, his or her testator or intestate is or was a director, officer or employee of the Corporation or serves or served any other enterprise as a director, officer or employee at the request of the Corporation.

Section 5.7 Interested Directors; Quorum. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith approves such contract or transaction by a vote sufficient for such purpose without counting the vote or votes of such interested director or directors; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (3) the contract or transaction is fair and reasonable as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the shareholders. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee thereof which authorizes the contract or transaction.

Section 5.8 Conflicts of Interest. No director, officer or employee of the Corporation shall receive, in addition to his or her fixed salary or compensation, any money or valuable thing, either directly or indirectly, or through any substantial interest in any other corporation or business unit, for negotiating, procuring, recommending or aiding in any purchase or sale of property, or loan, made by the Corporation or any affiliate or subsidiary thereof; nor shall he or she be pecuniarily interested, either as principal, co-principal, agent or beneficiary, either directly or indirectly, or through any substantial interest in any other corporation or business unit, in any such purchase, sale or loan.

Section 5.9 Form of Records. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 5.10 Amendment of By-Laws. These by-laws may be altered, amended or repealed or new by-laws may be adopted by the shareholders at any meeting of the shareholders.

Section 5.11 Dividends. Dividends upon the capital stock of the Corporation may be declared by the Board of Directors at any regular or special meeting out of any funds legally available therefor.

Section 5.12 Execution of Instruments. Except as otherwise provided in these by-laws, all deeds, mortgages, bonds, contracts, policies, reports, documents and other instruments may be executed on behalf of the Corporation by the President or any Vice President or by any other officer or other person or persons authorized to act in such manner, whether by law, the Charter, these by-laws, or any general or special authorization of the Board of Directors. The corporate seal may be affixed and attested by the Secretary or other officer or person or persons authorized by the Board of Directors.

Section 5.13 Facsimile Signatures. Any policy, insurance contract, annuity contract, contract of deposit, premium receipt, dividend notice or endorsement or amendment of any such instrument may be signed by means of an engraved, lithographed or otherwise mechanically produced facsimile of the signature of the President, Secretary or other person or persons as may be designated for this purpose by resolution of the Board of Directors, and the execution by the Corporation of any such instrument so signed shall be as valid and binding upon the Corporation as though manual signatures of the authorized officers had been used in the signing thereof. If any officer whose facsimile signature has been used as above provided has ceased to hold office prior to the delivery of the instrument, the instrument may nevertheless be issued and delivered by the Corporation and shall be valid and binding on the Corporation.

Section 5.14 Disbursement of Funds. All checks, drafts or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

Section 5.15 Voting Stock in Other Corporations. Unless otherwise ordered by the Board of Directors, the Chairman, the President, or any Vice President shall have the full power and authority to attend and act and vote at any meeting of shareholders of any Corporation in which the Corporation may hold stock, and the Chairman, the President, or any Vice President of the Corporation may execute proxies authorizing designated persons to vote shares of stock of other corporations standing in the name of the Corporation.